UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2017

Ciena Corporation (Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

001-36250	23-2725311
(Commission File Number)	(IRS Employer Identification No.)

7035 Ridge Road, Hanover, MD	21076
(Address of Principal Executive Offices)	(Zip Code)

(410) 694-5700
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On December 7, 2017, Ciena Corporation ("Ciena") issued a press release announcing its financial results for its fourth quarter ended October 31, 2017. The text of the press release is furnished as Exhibit 99.1 to this Report. As discussed in this press release, Ciena will be hosting an investor call to discuss its results of operations for its fourth quarter ended October 31, 2017.
In conjunction with the issuance of this press release, Ciena posted to the quarterly results page of the Investors section of www.ciena.com an audio recording of management commentary providing greater context for Ciena's performance to date and its strategy, as well as certain long-term financial targets, and an accompanying investor presentation. A transcript of the recording and related investor presentation are furnished as Exhibits 99.2 and 99.3 to this Report.
The information in Exhibits 99.1, 99.2 and 99.3 and Item 2.02 of this Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. Investors are encouraged to review the “Investors” page of our website at www.ciena.com because, as with the other disclosure channels that we use, from time to time we may post material information exclusively on that site.
ITEM 8.01 – OTHER EVENTS
On December 7, 2017, Ciena announced that its Board of Directors has authorized a program to repurchase up to $300 million of the company’s common stock through the end of fiscal 2020. Ciena may purchase shares at management’s discretion in the open market, in privately negotiated transactions, in transactions structured through investment banking institutions, or a combination of the foregoing. Ciena may also, from time to time, enter into Rule 10b5-1 plans to facilitate repurchases of its shares under this authorization. The amount and timing of repurchases are subject to a variety of factors including liquidity, cash flow, stock price, and general business and market conditions. The program may be modified, suspended or discontinued at any time.
The text of the press release is attached as Exhibit 99.4 to this Report.
ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d)	The following exhibit is being filed herewith:

	Exhibit Number	Description of Document

	Exhibit 99.1	Text of Press Release dated December 7, 2017, issued by Ciena Corporation, reporting its results of operations for its fourth fiscal quarter and fiscal year ended October 31, 2017
	Exhibit 99.2	Transcript of Ciena Corporation's December 7, 2017 audio recording of management commentary
	Exhibit 99.3	Investor Presentation for Ciena Corporation's fourth fiscal quarter and fiscal year ended October 31, 2017
	Exhibit 99.4	Text of Press Release dated December 7, 2017, issued by Ciena Corporation, announcing the authorization of share repurchase program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ciena Corporation

Date: December 7, 2017	By:	/S/ James E. Moylan, Jr.
James E. Moylan, Jr.
Senior Vice President and Chief Financial Officer